Exhibit 10.1

AMENDMENT NO. 1

TO

SPONSOR SUPPORT AGREEMENT

This AMENDMENT NO. 1 TO SPONSOR SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of December 7, 2022, by and among (i) AMCI Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), (ii) AMCI Acquisition Corp. II, a Delaware corporation (“Acquiror”), (iii) LanzaTech NZ, Inc., a Delaware corporation (the “Company”), and (iv) the Persons identified on Schedule I attached to the Agreement (as defined below) (together with the Sponsor, the “Insider Holders”). Acquiror, the Insider Holders and the Company are sometimes collectively referred to herein as the “Parties”, and each of them is sometimes individually referred to herein as a “Party”.

WHEREAS, the Parties have entered into that certain Sponsor Support Agreement, dated as of March 8, 2022 (the “Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

1.                  Capitalized terms used in this Amendment but not otherwise defined herein have the meanings ascribed thereto in the Agreement, and this Amendment shall be governed by the provisions of Sections 3.1 and 3.2 of the Agreement, mutatis mutandis (and in each case as the same are modified or amended in this Amendment).

2.                  The definition of “Forfeited Promote Shares” in Section 3.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Forfeited Promote Shares” means a number of the Promote Shares equal to: (i) the product of (A) one third (1/3) of the Promote Shares multiplied by (B) a percentage equal to the product of (I) the Redemption Percentage minus 50% multiplied by (II) two (2); minus (ii) the aggregate number of Promote Shares subject to Transfer to holders of Acquiror Class A Shares pursuant to the Non-Redemption Agreements; provided that the number of Promote Shares counted in the foregoing clause (ii) shall not exceed 1,250,000 in the aggregate. An illustrative example setting forth the calculation of the Forfeited Promote Shares (assuming that no Promote Shares are subject to Transfer to holders of Acquiror Class A Shares pursuant to the Non-Redemption Agreements) is set forth on Exhibit A attached hereto.

3.                  Except as expressly amended hereby, the Agreement is not amended, modified or affected by this Amendment, and the Agreement, and the rights and obligations of the Parties thereunder, remain in full force and effect in all respects.

4.                  In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

5.                  This Amendment, and all claims or causes of action based upon, arising out of, or related to this Amendment (whether based on contract, tort, equity or otherwise), shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws (whether of the State of Delaware or of any other jurisdiction) to the extent such principles or rules would require or permit the application of Laws of a jurisdiction other than the State of Delaware.

6.                  Any Action based upon, arising out of or related to this Amendment shall be finally resolved pursuant to Section 3.9 of the Agreement, which is hereby incorporated by reference and shall apply to this Amendment as if set forth herein in its entirety, mutatis mutandis.

7.                  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first written above.

INSIDER HOLDERS

SPONSOR:

AMCI SPONSOR II LLC

By:	/s/ Nimesh Patel
Name:Nimesh Patel
Title: Sole Managing Member

AMCI Group, LLC Series 35

By:	/s/ Hans Mende
Name: Hans Mende
Title: Authorized Signatory

/s/ Nimesh Patel
Name:	Nimesh Patel

/s/ Brian Beem
Name:	Brian Beem

/s/ Patrick Murphy
Name: Patrick Murphy

/s/ Walker Woodson
Name:	Walker Woodson

/s/ Kate Burson
Name:	Kate Burson

/s/ Adrian Paterson
Name:	Adrian Paterson

/s/ Mark Pinho
Name:	Mark Pinho

[Signature Page of Amendment No. 1 to Sponsor Support Agreement]

/s/ Jill Watz
Name:	Jill Watz

/s/ Morgan Holmes
Name:	Morgan Holmes

/s/ Henry Copses
Name:	Henry Copses

[Signature Page of Amendment No. 1 to Sponsor Support Agreement]

ACQUIROR:

AMCI ACQUISITION CORP. II

By:	/s/ Nimesh Patel
	Name:	Nimesh Patel
	Title:	Chief Executive Officer

[Signature Page of Amendment No. 1 to Sponsor Support Agreement]

COMPANY:

LANZATECH NZ, INC.

By:	/s/ Jennifer Holmgren
	Name:	Jennifer Holmgren
	Title:	Chief Executive Officer

[Signature Page of Amendment No. 1 to Sponsor Support Agreement]